Exhibit 99.1

SHENZHEN CHANGHUA BIOMEDICINE ENGINEERING
 COMPANY LIMITED
 (A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006

SHENZHEN CHANGHUA BIOMEDICINE ENGINEERING
COMPANY LIMITED
 (A DEVELOPMENT STAGE COMPANY)

CONTENTS

Pages

Report of Independent Registered Public Accounting Firm	F.1

Balance Sheets as of December 31, 2007 and 2006	F.2

Statements of Operations and Comprehensive loss for the years ended December 31, 2007 and 2006 (audited) and the period from Inception September 25, 2002 through December 31, 2007
(unaudited)	F.3

Statements of Stockholders’ Deficiency for the period from Inception September 25, 2002 through
December 31, 2007	F.4

Statements of Cash Flows for the years ended December 31, 2007 and 2006 (audited) and the period from Inception September 25, 2002 through December 31, 2007 (unaudited)	F.5

Notes to Financial Statements	F.6 - F.10

Jimmy C.H. Cheung & Co Certified Public Accountants (A member of Kreston International)	Registered with the Public Company Accounting Oversight Board

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
Shenzhen Changhua Biomedicine Engineering Company Limited
(a development stage company)

We have audited the accompanying balance sheets of Shenzhen Changhua Biomedicine Engineering Company Limited (a development stage company), as of December 31, 2007 and 2006 and the related statements of operations and comprehensive loss, stockholders’ deficiency and cash flows for the years ended December 31, 2007 and 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Changhua Biomedicine Engineering Company Limited (a development stage company), as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years ended December 31, 2007 and 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 8 to the financial statements, the Company had a net loss of $175,682, an accumulated deficit of $1,029,791 and a working capital deficiency of $586,189 and used cash in operations of $91,545. These factors raise substantial doubt about its ability to continue as a going concern.  Management’s plans concerning this matter are also described in Note 8.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

JIMMY C. H. CHEUNG & CO
Certified Public Accountants

Hong Kong

Date: May 5, 2008

1607 Dominion Centre, 43 Queen’s Road East, Wanchai, Hong Kong Tel: (852) 25295500 Fax: (852) 28651067 Email: jchc@krestoninternational.com.hk Website: http://www.jimmycheungco.com

F.1

SHENZHEN CHANGHUA BIOMEDICINE ENGINEERING
COMPANY LIMITED
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS
AS OF DECEMBER 31, 2007 AND 2006

	2007	2006

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$1,662	$2,429
Prepaid expenses	1,045	708
Other current assets	7,583	2,948
Due from a related party	-	10,233
Total Current Assets	10,290	16,318

PROPERTY AND EQUIPMENT, NET	106,154	146,271

TOTAL ASSETS	$116,444	$162,589

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Other payables and accrued liabilities	$15,873	$15,898
Other taxes payable	65	61
Due to a stockholder	4,293	4,017
Due to a director	235,810	201,438
Due to a related company	340,438	254,557
Due to a related party	-	2,584
Total Current Liabilities	596,479	478,555

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' DEFICIT
Registered capital of $724,017 fully paid	724,017	724,017
Additional paid-in capital	(127,897)	(166,918)
Accumulated deficit during development stage	(1,029,791)	(854,109)
Accumulated other comprehensive loss	(46,364)	(18,956)
Total Stockholders' Deficit	(480,035)	(315,966)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$116,444	$162,589

The accompanying notes are an integral part of these financial statements

F.2

SHENZHEN CHANGHUA BIOMEDICINE ENGINEERING
COMPANY LIMITED
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	(Audited)		September 25, 2002
	Year ended December 31,		(Inception) through
	2007	2006	December 31, 2007

OPERATING EXPENSES
General and administrative expenses	$79,588	$91,541	$685,734
Depreciation	50,109	47,435	169,521
Research and development (Net of
government grant)	7,531	24,882	86,707
Total Operating Expenses	137,228	163,858	941,962

LOSS FROM OPERATIONS	(137,228)	(163,858)	(941,962)

OTHER INCOME (EXPENSES)
Other income	567	-	567
Interest income	52	88	1,024
Imputed interest	(39,021)	(27,184)	(89,308)
Other expenses	(52)	(60)	(112)
Total Other Expenses	(38,454)	(27,156)	(87,829)

LOSS BEFORE TAXES	(175,682)	(191,014)	(1,029,791)

INCOME TAX EXPENSE	-	-	-

NET LOSS	(175,682)	(191,014)	(1,029,791)

OTHER COMPREHENSIVE LOSS
Foreign currency translation loss	(27,408)	(8,160)	(46,364)

COMPREHENSIVE LOSS	$(203,090)	$(199,174)	$(1,076,155)

The accompanying notes are an integral part of these financial statements

F.3

SHENZHEN CHANGHUA BIOMEDICINE ENGINEERING
COMPANY LIMITED
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS’ DEFICIENCY
FOR THE PERIOD FROM INCEPTION SEPTEMBER 25, 2002
THROUGH DECEMBER 31, 2007

			Accumulated	Accumulated
		Additional	deficit during	other
	Registered	Paid-in	development	comprehensive
	capital	capital	stage	loss	Total

Balance at Inception September 25, 2002	$-	$-	$-	$-	$-

Capital contributions from stockholders	724,017	(217,205)	-	-	506,812

Net loss for the period	-	-	(57,633)	-	(57,633)

Foreign currency translation loss	-	-	-	(215)	(215)
Balance at December 31,2003	724,017	(217,205)	(57,633)	(215)	448,964

Net loss for the year	-	-	(94,229)	-	(94,229)

Foreign currency translation loss	-	-	-	(355)	(355)
Balance at December 31,2004	724,017	(217,205)	(151,862)	(570)	354,380

Imputed interest on advances from a stockholder
and related company	-	23,103	-	-	23,103

Net loss for the year	-	-	(511,233)	-	(511,233)

Foreign currency translation loss	-	-	-	(10,226)	(10,226)
Balance at December 31,2005	724,017	(194,102)	(663,095)	(10,796)	(143,976)

Imputed interest on advances from a stockholder,
related company and related party	-	27,184		-	27,184

Net loss for the year	-	-	(191,014)	-	(191,014)

Foreign currency translation loss	-	-	-	(8,160)	(8,160)
Balance at December 31,2006	724,017	(166,918)	(854,109)	(18,956)	(315,966)

Imputed interest on advances form a stockholder
and related company	-	39,021	-	-	39,021

Net loss for the year	-	-	(175,682)	-	(175,682)

Foreign currency translation loss	-	-	-	(27,408)	(27,408)
Balance at December 31, 2007	$724,017	$(127,897)	$(1,029,791)	$(46,364)	$(480,035)

The accompanying notes are an integral part of these financial statements

F.4

SHENZHEN CHANGHUA BIOMEDICINE ENGINEERING
COMPANY LIMITED
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS
			Unaudited
	Audited		September 25, 2002
	Year ended December 31,		(Inception) through
	2007	2006	December 31, 2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(175,682)	$(191,014)	$(1,029,791)
Adjustments to reconcile net loss to cash
used in operating activities:
Depreciation	50,109	47,435	169,521
Imputed interest on advances from a stockholder,
a director and related company and related party	39,021	27,184	89,308
Changes in operating assets and liabilities
(Increase) decrease in:
Prepaid expenses	(337)	(708)	(1,045)
Advances to suppliers	-	315	-
Other current assets	(4,635)	195	(7,583)
Increase in:
Other payables and accrued liabilities	(25)	8,360	15,873
Other taxes payable	4	9	65
Net cash used in operating activities	(91,545)	(108,224)	(763,652)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(9,992)	(7,812)	(275,675)
Due from a related company	10,233	51,699	-
Net cash used in (provided by) investing activities	241	43,887	(275,675)

CASH FLOWS FROM FINANCING ACTIVITIES
Contribution to registered capital by stockholder	-	-	506,812
Due to a stockholder	276	128	4,293
Due to a director	34,372	46,943	235,810
Due to a related company	85,881	21,694	340,438
Due to a related party	(2,584)	2,584	-
Net cash provided by financing activities	117,945	71,349	1,087,353

EFFECT ON EXCHANGE RATES ON CASH	(27,408)	(8,160)	(46,364)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(767)	(1,148)	1,662

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	2,429	3,577	-

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,662	$2,429	$1,662

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

During September 2002, one of the stockholders contributed patent assets valued at $0 as registered capital in lieu of cash.

The accompanying notes are an integral part of these financial statements

F.5

SHENZHEN CHANGHUA BIOMEDICINE ENGINEERING
COMPANY LIMITED
(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A)	Organization

Shenzhen Changhua Biomedicine Engineering Company Limited (“the Company”) was incorporated on September 25, 2002 as a limited liability company in Shenzhen, the People’s Republic of China (“PRC”).

The Company plans to develop, manufacture and market self-reinforced, resorbable degradable PA screws, robs and binding ties for fixation on human fractured bones. The Company is currently conducting clinical trials on its products and intents to raise additional capital to produce and market its products commercially pending the State Food and Drug Administration’s (“SFDA”) of the PRC approval of its products. The Company has no revenue since its inception and, in accordance with Statement of Financial Accounting Standard (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprise,” is considered a development stage company.

(B)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(C)	Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with a maturity of less than three months. As of December 31, 2007 and 2006, all the cash and cash equivalents were denominated in Renminbi (“RMB”) and were placed with banks in the PRC.  They are not freely convertible into foreign currencies and the remittance of these funds out of the PRC is subject to exchange control restrictions imposed by the PRC government.

(D)	Property and equipment

Property and equipment are stated at cost, less accumulated depreciation.  Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis, less estimated residual value over the assets estimated useful lives.  The estimated useful lives are as follows:

Plant and machinery	5 Years
Motor vehicles	5 Years
Office equipment	5 Years
Office improvements	5 Years

(E)	Long-lived assets

In accordance with SFAS No. 144, “Accounting for the impairment or disposal of Long-Lived Assets", long-lived assets and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, the recoverability test is performed using undiscounted net cash flows related to the long- lived assets. The Company reviews long-lived assets to determine that carrying values are not impaired.

F.6

(F)	Fair value of financial instruments

SFAS No. 107, "Disclosure About Fair Value of Financial Instruments," requires certain disclosures regarding the fair value of financial instruments. The carrying amounts of other receivables, prepaid expenses, due from related parties, other payables and accrued liabilities and due to related parties approximate their fair values because of the short-term nature of the instruments. The management of the Company is of the opinion that the Company is not exposed to significant interest or credit risks arising form these financial statements.

(G)	Government grant

Government grant represents a subsidy from the local government and is unconditional. The Company recognizes the grant upon receipt from the local government and is accounted for as an offset of research and development expenses.

(H)	Income taxes

The Company accounts for income taxes under the SFAS No. 109, “Accounting for Income Taxes”.  Under SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company is organized in the PRC and no tax benefit is expected from the tax credits in the future.

PRC income tax is computed according to the relevant laws and regulations in the PRC.  The Company’s applicable tax rate has been 33%.

(I)	Research and Development

Research and development costs related to both present and future products are expensed as incurred.  Total expenditure on research and development charged to general and administrative expenses for the years ended December 31, 2007 and 2006 and for the period from September 25, 2002 (inception) through December 31, 2007 was $7,531, $24,882 and $86,707, respectively.

(J)	Foreign currency translation

The functional currency of the Company is RMB. Foreign currency transactions during the year are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. Non-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

The financial statements are translated into US$ using the closing rate method.  The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates.  The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the year.  All exchange differences are recorded within equity. The translation loss recorded for the years ended December 31, 2007 and 2006 and for the period from September 25, 2002 (inception) through December 31, 2007 was $27,408, $8,160 and $46,364, respectively.

(K)	Other comprehensive loss

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to US$ is reported as other comprehensive gain (loss) in the statements of operations and stockholders’ equity. Other comprehensive loss for the years ended December 31, 2007 and 2006 and for the period from September 25, 2002 (inception) through December 31, 2007 was $27,408, $8,160 and $46,364, respectively.

(L)	Segments

The Company operates in only one segment, thereafter segment disclosure is not presented.

F.7

(M)	Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. The objective of SFAS 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements.  SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115”.  This statement permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115 “Accounting for Certain Investments in Debt and Equity Securities” applies to all entities with available-for-sale and trading securities. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, “Fair Value Measurements”. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In December 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51”.  This statement improves the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards that require; the ownership interests in subsidiaries held by parties other than the parent and the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income, changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently, when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value, entities provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners.  SFAS No. 160 affects those entities that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary.  SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Early adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161). This statement is intended to improve transparency in financial reporting by requiring enhanced disclosures of an entity’s derivative instruments and hedging activities and their effects on the entity’s financial position, financial performance, and cash flows. SFAS 161 applies to all derivative instruments within the scope of SFAS 133, “Accounting for Derivative Instruments and Hedging Activities” (SFAS 133) as well as related hedged items, bifurcated derivatives, and nonderivative instruments that are designated and qualify as hedging instruments. Entities with instruments subject to SFAS 161 must provide more robust qualitative disclosures and expanded quantitative disclosures. SFAS 161 is effective prospectively for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application permitted. The Company is currently evaluating the disclosure implications of this statement.

F.8

2.     PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at December 31:

	2007	2006

Plant and machinery	$131,756	$121,787
Motor vehicles	37,694	35,267
Office equipment	11,818	10,793
Office improvements	109,844	102,770
	291,112	270,617
Less: accumulated depreciation	184,958	124,346

Property and equipment, net	$106,154	$146,271

Depreciation expense for the years ended December 31, 2007 and 2006 and for the period from September 25, 2002 (inception) through December 31, 2007 was $50,109, $47,435 and $169,521, respectively.

3.    OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at December 31, 2007 and 2006 consisted of the following:

	2007	2006

Other payables	$13,729	$1,332
Accrued liabilities	2,144	14,566
	$15,873	$15,898

4.     RELATED PARTY TRANSACTION

As of December 31, 2006, the Company is owed $10,233 by a related party for a short-term, unsecured and interest-free advance.

The Company owed $4,293 and $4,017 to a stockholder as of December 31, 2007 and 2006 respectively for advances made on an unsecured basis, repayable on demand and interest free.

The Company owed $235,810 and $201,438 to a director as of December 31, 2007 and 2006 respectively for advances made on an unsecured basis, repayable on demand and interest free.

The Company owed $340,438 and $254,557 to a related company as of December 31, 2007 and 2006 respectively for advances made on an unsecured basis, repayable on demand and interest free.

The Company owed $2,584 to a related party as of December 31, 2006 for interest free advances made on an unsecured basis and repayable on demand.

Imputed interest is charged at 7% and 6% per annum on the amounts owed to a stockholder, a director, related company and related party for the years ended December 31, 2007 and 2006 respectively.  Total imputed interest recorded as additional paid-in capital amounted to $39,021, $27,184 and $89,308 for the years ended December 31, 2007 and 2006 and for the period from September 25, 2002 (inception) through December 31, 2007, respectively.

5.    REGISTERED CAPITAL

In accordance with the Articles of Association of the Company, the registered capital of the Company of $724,017 (RMB6,000,000) was fully paid on September 25, 2002; $506,812 in cash and $0 in value of patent injected into the Company by one of the stockholders.

F.9

6.    COMMITMENTS AND CONTINGENCIES

(A)	Employee benefits

The full time employees of the Company are entitled to employee benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a Chinese government mandated multi-employer defined contribution plan. The Company is required to accrue for those benefits based on certain percentages of the employees’ salaries and make contributions to the plans out of the amounts accrued for medical and pension benefits.  The total provisions and contributions made for such employee benefits was $2,930, $2,446 and $5,376 for the years ended December 31, 2007 and 2006 and for the period from September 25, 2002 (inception) through December 31, 2007, respectively. The Chinese government is responsible for the medical benefits and the pension liability to be paid to these employees.

(B)	Lease commitments

The Company leased office space from third party under operating lease which expires on 19 July 2009 at monthly rental of $1,537.

As at December 31, 2007, the Company had outstanding commitments with respect to the above operating leases, which are due as follows:

2008	$18,449
2009	10,166
Total	$28,615

7.    CONCENTRATIONS AND RISKS

During 2007 and 2006, 100% of the Company’s assets were located in China.

8.    GOING CONCERN

As reflected in the accompanying financial statements, the Company has an accumulated deficit of $1,029,791 at December 31, 2007 that includes a net loss of $175,682 for the year ended December 31, 2007.  The Company’s total current liabilities exceed its total current assets by $586,189 and the Company used cash in operations of $91,545.  These factors raise substantial doubt about its ability to continue as a going concern.  In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company’s ability to raise additional capital, obtain financing and succeed in its future operations.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern.  The Company is actively pursuing additional funding and strategic partners, which will enable the Company to implement its business plan.  Management believes that these actions as successful will allow the Company to continue its operations through the next fiscal year.

9.    SUBSEQUENT EVENT

On January 29, 2008, the Company’s 70% majority stockholder entered into a Share Purchase Agreement (“the Agreement”) to sell his ownership of the Company to Masterise Holdings Limited (“Masterise”), a company incorporated in the British Virgin Islands under a reorganization plan at a cash consideration of $64,100. The transaction was completed on February 25, 2008 and was accounted for as a reorganization of entities under common control as the 70% majority stockholder has majority control and management over both the Company and Masterise before the reorganization.

F.10